Exhibit 1.1

CENTURYTEL, INC.

$____________ ___% Senior Notes, Series ______, due ______
$____________ ___% Senior Notes, Series ______, due ______

UNDERWRITING AGREEMENT

[date]
[name]
 As Representatives of
 the several Underwriters
[address]

Ladies and Gentlemen:

CenturyTel, Inc., a Louisiana corporation (the “Company”), proposes to issue and sell to you (individually, an “Underwriter” and collectively, the “Underwriters”) an aggregate of $______________ principal amount of the Company’s _____% Senior Notes, Series _____, due _____ (the “Series _____ Notes”) and $____________ principal amount of the Company’s _____% Senior Notes, Series _____, due _____ (the “Series _____ Notes” and, together with the Series _____ Notes, the “Securities”) to be issued pursuant to an Indenture dated as of March 31, 1994 (the “Indenture”), between the Company and Regions Bank (successor to First American Bank & Trust of Louisiana and Regions Bank of Louisiana), as Trustee (the “Trustee”). The Securities will be sold to you and to the other underwriters named in Schedule I (collectively, the “Underwriters”) for whom you are acting as representatives (the “Representatives”).

The purchase price for the Securities to be paid by the several Underwriters shall be agreed upon by the Company and the Representatives, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the “Price Determination Agreement”). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to “this Agreement” and to the phrase “herein” shall be deemed to include the Price Determination Agreement.

The Company confirms as follows its agreements with the several other Underwriters.

1.	Agreement to Sell and Purchase.

(a)  On the basis of the representations, warranties and agreements of the Company contained herein and subject to all the terms and conditions of this Agreement, the Company agrees to sell to each of the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, the principal amount of the Securities set forth opposite the name of such Underwriter in Schedule I hereto, plus such additional principal amount of Securities which any Underwriter may become obligated to purchase pursuant to Section 8 hereof, all at the purchase price plus accrued interest, if any, from _________ to the Closing Date (as hereinafter defined), to be agreed upon by the Underwriters and the Company in accordance with Section 1(b) and as set forth in the Price Determination Agreement.

(b)  The purchase price for the Securities to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, which shall be dated the Execution Date (as hereinafter defined).

2.           Delivery and Payment. Delivery of the Securities shall be made to the Underwriters for the account of each Underwriter in book-entry form through the facilities of The Depository Trust Company (“DTC”) against payment of the purchase price therefor by such Underwriter or on its behalf therefor by wire transfer in same day funds to the Company or its order at the office of _______________ or at such other location as the parties may agree. Such payment shall be made at 10:00 a.m., New York City time, on the third business day following the date of this Agreement or at such time on such other date, as may be agreed upon by the Company and the Underwriters (such date is hereinafter referred to as the “Closing Date”).

The Securities of each series to be purchased by each Underwriter hereunder will be represented by one or more registered global Securities in book-entry form, which will be deposited by or on behalf of the Company with DTC or its designated custodian. The certificates for the Securities will be made available for examination and packaging by the Representatives of the several Underwriters, in New York City not later than 10:00 a.m. (New York City time) on the business day prior to the Closing Date.

The cost of original issue tax stamps, if any, in connection with the issuance and sale of the Securities by the Company to the respective Underwriters shall be borne by the Company.

3.           Representations and Warranties of the Company. The Company represents and warrants to and covenants with each Underwriter that:

(a)  The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No. 333-______), including a prospectus (the “Basic Prospectus”), relating to, among other securities, the debt securities to be issued from time to time by the Company. The Company has also filed, or proposes to file, with the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities (the “Prospectus Supplement”).

The registration statement, at the Effective Time (as defined herein), including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of such effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement;” and as used herein, the term “Prospectus” means the Basic Prospectus as supplemented by the Prospectus Supplement in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Securities and the term “Preliminary Prospectus” means the preliminary prospectus supplement dated _______ specifically relating to the Securities together with the Basic Prospectus. References herein to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated or deemed to be incorporated by reference therein as of the Effective Time with respect to the Registration Statement or the date of the Preliminary Prospectus or the date of the Prospectus, as the case may be. The terms “supplement,” “amendment” and “amend” as used herein with respect to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed by the Company under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) subsequent to the date of this Agreement which are deemed to be incorporated by reference therein. For purposes of this Agreement, the term “Effective Time” means the effective date of the Registration Statement with respect to the offering of Securities, as determined for the Company pursuant to Section 11 of the Securities Act and Item 512 of Regulation S-K, as applicable. The term “Execution Date” means the date that this Agreement is executed and delivered by the parties hereto, as reflected on the first page hereof. The term “Delayed Offering” means an offering of securities pursuant to Rule 415 under the Securities Act which does not commence promptly after the Effective Time.

At or prior to the Time of Sale (as defined in the Price Determination Agreement), the Company had prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Prospectus and each Issuer Free Writing Prospectus (as defined herein) listed on Schedule III hereto.

(b)  The Registration Statement has become effective under the Securities Act. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or, to the best knowledge of the Company, threatened by the Commission; as of the Effective Time, the Registration Statement complied in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Trust Indenture Act”), and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus complied in all material respects with the Securities Act and the Trust Indenture Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions in the Registration Statement and the Prospectus and any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use therein.

(c)  The Time of Sale Information, at the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in the Time of Sale Information in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in such Time of Sale Information.

(d)  The Company has not prepared, used, authorized or approved and will not prepare, use, authorize or approve any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below), an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the documents listed on Schedule III to this Agreement as constituting part of the Time of Sale Information and (v) any electronic road show or other written communications, in the case of clause (v) approved in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with each such other Issuer Free Writing Prospectus and the Preliminary Prospectus did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in any such Issuer Free Writing Prospectus.

(e)  The documents which are incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable; and any documents so filed and incorporated by reference subsequent to the Effective Time shall, when they are filed with the Commission, conform in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable.

(f)  Each of the Company and each of its subsidiaries listed on Schedule II hereto (the “Subsidiaries”) is, and at the Closing Date will be, a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and each of the Subsidiaries has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business substantially as described in the Registration Statement and the Prospectus. Each of the Company and each of the Subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation or limited liability company in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary except where the failure to be so qualified or licensed would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. For purposes of this Agreement, (i) “subsidiaries” shall mean (a) the Company’s directly and indirectly majority-owned corporate subsidiaries and (b) the Company’s directly and indirectly majority-owned limited liability companies. Complete and correct copies of the articles of incorporation, by-laws or other organizational documents of the Company and each of the Subsidiaries and all amendments thereto have been made available to the Underwriters, and no changes therein will be made between the Time of Sale and the Closing Date.

(g)  The Securities have been duly and validly authorized and, when authenticated by the Trustee and issued, delivered and sold in accordance with this Agreement and the Indenture, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms and entitled to the benefits provided by the Indenture except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(h)  The description of the Securities in each of the Registration Statement, the Prospectus and the Time of Sale Information is, and at the Closing Date will be, complete and accurate in all material respects and, insofar as such description contains statements constituting a summary of the legal matters or documents referred to therein, such description fairly summarizes the information referred to therein.

(i)  The financial statements and schedules included or incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information present fairly in all material respects the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Registration Statement, the Prospectus or the Time of Sale Information. The selected consolidated financial data included in the Registration Statement, the Prospectus or the Time of Sale Information present fairly in all material respects as of the date therof the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements of the Company included in the Registration Statement, the Prospectus or the Time of Sale Information. KPMG LLP (“KPMG”), who have reported on certain financial statements and schedules of the Company, are independent accountants with respect to the Company as required by the Securities Act.

(j)  Subsequent to the respective dates as of which information is given in the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any material adverse change in the business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, (ii) except in the ordinary course of business, neither the Company nor any of the Subsidiaries has incurred nor will it voluntarily incur any liabilities or obligations, direct or contingent, that are material to the Company and its subsidiaries, taken as a whole, and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock except cash dividends paid in the ordinary course of business and consistent with past practice.

(k)     The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(l)  Except as set forth in the Registration Statement, the Prospectus or the Time of Sale Information, there are no actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened against or affecting the Company or any of its subsidiaries or any of their respective officers in their capacity as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, that is likely to materially and adversely affect the business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole.  The Company and each of the Subsidiaries has, and at the Closing Date, will have (i) such franchises, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, other than those the absence of which would not be likely to have a materially adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such franchise, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be likely to materially and adversely affect the business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, (ii) complied in all material respects with all laws, statutes, ordinances, rules, regulations, orders or decrees of any court, governmental body or regulatory authority or administrative agency having jurisdiction over the Company or any Subsidiary or any of the property or assets of the Company or any Subsidiary (including, without limitation, any such laws, statutes, ordinances, rules regulations, orders or decrees with respect to environmental protection or the release, handling, treatment, storage or disposal of hazardous substances or toxic wastes), the failure to comply with which would be likely to materially adversely affect the business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, and (iii) performed in all material respects all of its obligations required to be performed by it under any material contract or other instrument to which it is a party or by which its property is bound or affected, and is not, and at the Closing Date, will not be, in default under any such contract or instrument the effect of which would be likely to materially adversely affect the business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole. To the best knowledge of the Company, no other party under any material contract or other instrument to which it or any Subsidiary is a party is in default in any respect thereunder, except for any such defaults (alone or collectively) that would not be likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole; PROVIDED that it is understood and agreed that neither the Company nor any Subsidiary has undertaken any special investigation to determine compliance by such other parties under any such contract or other instrument. The Company is not, and at the Closing Date, will not be, in violation of any provision of its articles of incorporation or by-laws.

(m)  No consent, approval, authorization or order of, or any filing, registration, qualification or declaration with, any court or governmental agency or body is required for (i) the execution, delivery or performance of this Agreement or the Securities by the Company, (ii) the authorization, offer, issuance, transfer, sale or delivery of the Securities by the Company in accordance herewith or (iii) the consummation by the Company of the transactions on its part contemplated herein and by the Indenture, except such as may have been obtained under the Securities Act or the Trust Indenture Act and such as may be required under foreign or state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the “NASD”) in connection with the purchase and distribution of the Securities by the Underwriters.

The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and, when executed and delivered by the Representatives, constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof, except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws, now or hereafter in effect, relating to creditors’ rights generally, (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iii) rights to indemnity and contribution hereunder may be limited by federal or state laws relating to securities or the policies underlying such laws. The Indenture has been duly authorized and, constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.  The execution, delivery and performance by the Company of this Agreement and the Securities and the consummation of the transactions contemplated hereby and thereby (a) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, which conflict, breach, violation, or default would individually, or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; and (b) will not result in any violation of (i) the provisions of the articles of incorporation or by-laws (or comparable instruments) of the Company or any of the Subsidiaries or (ii) any existing statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company’s or any of the Subsidiaries’ properties, which violation, would, individually, or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(n)  The Company and each of the Subsidiaries has good and marketable title to all properties and assets owned by it that are material to the business or operations of the Company and its subsidiaries, taken as a whole. The Company and each of the Subsidiaries has valid, subsisting and enforceable leases for the properties leased by it, with such exceptions as would not materially interfere with the business or operations of the Company and it subsidiaries, taken as a whole.

(o)  No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement.

(p)  The Company maintains (x) systems of internal controls over financial reporting (as defined in Rule 15d-15 under the Exchange Act) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (y) disclosure controls and procedures as defined in, and that comply in all material respects with the requirements of, Rule 15d-15 under the Exchange Act.

(q)  (y)  The Company is, to its knowledge, in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 that are effective and the rules and regulations of the Commission that have been adopted and are effective thereunder.

4.           Agreements of the Company. The Company agrees with the several Underwriters as follows:

(a)           The Company will file each of the Preliminary Prospectus and the Prospectus in a form approved by the Underwriters with the Commission pursuant to Rule 424 under the Securities Act not later than the close of business on the second business day following the date of first use, with respect to the Preliminary Prospectus, and the date of determination of the public offering price of the Securities, with respect to the Prospectus or, if applicable, such earlier time as may be required by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act.  The Company will prepare final term sheets in a form approved by the Representatives (the “Final Term Sheets”) and will file any Issuer Free Writing Prospectus (including the Final Term Sheets) to the extent required by Rule 433 under the Securities Act; and the Company will promptly furnish copies of the Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City in such quantities as the Representatives may reasonably request.

(b)           The Company will not, from the Time of Sale until the end of such period as the Prospectus is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by an Underwriter or dealer, file any amendment or supplement to the Registration Statement, any Issuer Free Writing Prospectus, the Preliminary Prospectus or the Prospectus, unless a draft thereof shall first have been submitted to the Underwriters within a reasonable period of time prior to the filing thereof and the Underwriters shall not have objected thereto in good faith.

(c)           The Company will notify the Underwriters promptly, and will confirm such advice in writing, (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or the initiation of any proceedings for that purpose or the threat thereof, or pursuant to Section 8A of the Securities Act and (iv) of receipt by the Company, or any representatives or attorney of the Company, of any other communication from the Commission relating to the Registration Statement, the Basic Prospectus, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or the offering of the Securities. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

(d)           If and to the extent not already furnished or publicly available, the Company will furnish to the Underwriters, without charge, one complete copy of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), and will upon request make available to the Underwriters, without charge, additional copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits and documents incorporated by reference therein.

(e)           The Company will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives, which consent shall be in writing for any Issuer Free Writing Prospectus other than the Final Term Sheets.

(f)           The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(g)           The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

(h)           At the Time of Sale, and thereafter from time to time, the Company will deliver to the Underwriters, without charge, as many copies of the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any supplement thereto, as the Underwriters may reasonably request. The Company consents to the use of the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto by the Underwriters and by all dealers to whom the Securities may be sold, both in connection with the offering or sale of the Securities and for any period of time thereafter during which a prospectus is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection therewith. If during such period of time, any event shall occur which in the judgment of the Company should be set forth in the Time of Sale Information and the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made when delivered, not misleading, or if it is necessary to supplement the Time of Sale Information and the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement thereto or a document under the Exchange Act deemed to be incorporated therein, and will deliver to the Underwriters, without charge, such number of copies thereof as the Underwriters may reasonably request. The Company shall not file any document under the Exchange Act before the termination of the offering of the Securities by the Underwriters if such document would be deemed to be incorporated by reference into the Preliminary Prospectus or the Prospectus, unless a draft thereof shall first have been submitted to the Underwriters within a reasonable period of time prior to the filing thereof.

(i)           The Company will cooperate with the Underwriters and counsel to the Underwriters in connection with the registration or qualification of the Securities for offer and sale under the securities or blue sky laws of such United States jurisdictions and similar laws of such foreign jurisdictions as the Underwriters may request, and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process or general taxation in any jurisdiction where it is not now so subject.

(j)           The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Execution Date falls, an earning statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Time of Sale, within the meaning of and satisfying the provisions of Section 11(a) of the Securities Act (including Rule 158 thereunder).

(k)           Unless otherwise agreed by the parties hereto, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Underwriters, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, the Basic Prospectus, the Preliminary Prospectus, the Prospectus, the Time of Sale Information, any Issuer Free Writing Prospectus and any amendment or supplement to the Registration Statement, the Preliminary Prospectus, the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus, (ii) the preparation and delivery of certificates representing the Securities, (iii) the printing of this Agreement, any agreement among underwriters, any dealer agreements and any underwriters’ questionnaire, (iv) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Basic Prospectus, the Preliminary Prospectus, the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Securities by the Underwriters or by dealers to whom Securities may be sold, (v) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (vi) the registration or qualification of the Securities for offer and sale under the securities or blue sky laws of such United States jurisdictions and similar laws of such foreign jurisdictions designated pursuant to Section 4(i) hereof, including the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final blue sky memoranda, (vii) counsel to the Company, (viii) the rating of the Securities by one or more rating agencies and (ix) the Trustee and any agent of the Trustee and the fees, disbursements and other charges of counsel for the Trustee in connection with the Indenture and the Securities.

(l)           Unless otherwise agreed by the parties, if this Agreement shall be terminated for any reason by the Company pursuant to any of the provisions hereof (other than pursuant to Section 8 hereof) or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel for the Underwriters) reasonably incurred by them in connection herewith.

(m)           Until 30 days from the Execution Date, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, by public offering, or announce the public offering of, any other debt securities of the Company other than (i) the Securities and (ii) the incurrence of indebtedness under the Company’s credit facilities or through commercial paper issuances.

5.           Agreements of the Underwriters.

Each Underwriter hereby represents and agrees that:

(a)           It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus” (as defined in Rule 405 under the Securities Act) (a “Free Writing Prospectus”) other than (i) a Free Writing Prospectus that, solely as a result of use by such Underwriter, would not trigger an obligation to file such Free Writing Prospectus with the Commission pursuant to Rule 433, (ii) any Issuer Free Writing Prospectus listed on Schedule III to this Agreement or prepared pursuant to Section 3(d) or Section 4(a) above (including any electronic road show), or (iii) any Free Writing Prospectus prepared by such Underwriter and approved by the Company in advance in writing.

(b)           It will, pursuant to reasonable procedures developed in good faith, retain copies of, and comply with any legending requirements applicable to, each free writing prospectus used or referred to by it, in accordance with Rule 433 under the Securities Act.

(c)           It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated prior to the end of such period as the Prospectus is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by an Underwriter or dealer).

(d)           Unless otherwise agreed by the parties hereto and except as otherwise provided in Section 4, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Underwriters will pay, or reimburse if paid by the Company, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement.

6.           Conditions of Obligations of the Underwriters. In addition to the execution and delivery of the Price Determination Agreement, the obligations of the Underwriters shall be subject to the condition that all representations and warranties and other statements of the Company set forth herein are, at and as of the Closing Date, true and correct in all material respects, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions, unless any such condition is waived in writing by the Underwriters:

(a)           (i) No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall be in effect and no proceedings for that purpose or pursuant to Section 8A of the Securities Act shall be pending or threatened by the Commission, (ii) any request for additional information on the part of the staff of the Commission or any such authorities with respect to the offering of the Securities shall have been complied with to the satisfaction of the staff of the Commission or such authorities, (iii) the Company shall have filed the Prospectus pursuant to Rule 424 under the Securities Act and shall have made all other filings (including, without limitation, the Final Term Sheets) required by Rule 424 or Rule 433 under the Securities Act within the time periods required by such rules and (iv) after the Time of Sale, no amendment or supplement to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriters and the Underwriters did not object thereto in good faith, and the Underwriters shall have received certificates, dated the Closing Date and signed on behalf of the Company by the Chief Executive Officer of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i) and (ii).

(b)           Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and the Prospectus (excluding any amendment or supplement thereto) (i) there shall not have been any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Registration Statement, the Time of Sale Information and the Prospectus, and (ii) neither the Company nor any of the Subsidiaries shall have sustained any loss or interference with its business or properties from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Time of Sale Information and the Prospectus, the effect of which any such case described in clause (i) or (ii) is, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus.

(c)           On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on The New York Stock Exchange (the “ NYSE “); (ii) a suspension or material limitation in trading in the Company’s securities by the NYSE; (iii) a general moratorium on commercial banking activities declared by Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (iv) the outbreak or escalation of hostilities or other international or national calamity or crisis, if the effect of any such event specified in this clause (iv), in the Representatives’ reasonable judgment, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus.

(d)           On or after the date hereof no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act.

(e)           Since the respective dates as of which information is given in the Registration Statement and the Time of Sale Information, there shall have been no litigation or other proceeding instituted against the Company or any of the Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(f)           On the Closing Date, the Underwriters shall have received an opinion, dated the Closing Date, and satisfactory in form and substance to counsel for the Underwriters, from Stacey W. Goff, Esq., Senior Vice President, General Counsel and Secretary of the Company, and from Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P., special counsel to the Company, to the effect set forth in Exhibit B and Exhibit C hereto, respectively.

(g)           On the Closing Date, the Underwriters shall have received an opinion, dated the Closing Date, from ______________________, counsel for the Underwriters, with respect to such matters as the Underwriters may reasonably require. In giving such opinion, such counsel may rely, as to all matters governed by the laws of the State of Louisiana, upon the opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries, and certificates of public officials.

(h)           On the date hereof and at the Closing Date, KPMG, who has audited certain of the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus shall have furnished to the Underwriters a letter, dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriters.

(i)           At the Closing Date, there shall be furnished to the Underwriters a certificate, dated the date of its delivery, signed on behalf of the Company by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Underwriters, to the effect that:

(i)           Each signer of such certificate has carefully examined the Registration Statement, the Time of Sale Information and the Prospectus and (A) the Registration Statement, as of the Effective Time (including any Rule 430 Information), is true and correct in all material respects and does not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading, (B) the Time of Sale Information, at the Time of Sale, is true and correct in all material respects and does not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (C) the Prospectus, as of its date and as of the Closing Date, is true and correct in all material respects and does not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not untrue or misleading (it being understood that to the extent a statement in the Registration Statement, Prospectus or Time of Sale Information, including any documents deemed to be incorporated by reference therein, refers to and speaks as of a specific date, each signer of such certificate only represents with respect to such statement that it was true and correct in all material respects as of such date) and (D) since the Time of Sale, no event has occurred as a result of which it is necessary to supplement the Time of Sale Information or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed.

(ii)           Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

(iii)           Each of the covenants required herein to be performed by the Company on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with in all material respects.

7.           Indemnification.

(a)           The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in any prior registration statement to which the Prospectus, as a combined prospectus under Rule 429 of the Securities Act, may relate) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Prospectus and any other prospectus relating to the Securities (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided , however , that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, the Preliminary Prospectus, the Prospectus, and any other prospectus relating to the Securities, any Issuer Free Writing Prospectus or any Time of Sale Information, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use therein.

(b)           Each Underwriter, severally, but not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Preliminary Prospectus, the Prospectus, and any other prospectus relating to the Securities, any Issuer Free Writing Prospectus or any Time of Sale Information, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Preliminary Prospectus, the Prospectus, and any other prospectus relating to the Securities, any Issuer Free Writing Prospectus or any Time of Sale Information, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)           Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation unless (i) the Company and such indemnified party shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such indemnified party and the Company and such indemnified party shall have been advised by such counsel that a conflict of interest between the Company and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and also the indemnified party (it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such indemnified parties), in which case the fees and expenses of such counsel shall be at the expense of the Company. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)           If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Securities on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

(e)           The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

8.           Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Securities which it or they have agreed to purchase hereunder, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities, the other Underwriters shall be obligated, severally, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the principal amount of Securities which they have respectively agreed to purchase pursuant to Section 1 hereof bears to the aggregate principal amount of Securities which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as such non-defaulting Underwriters may specify. If any Underwriter or Underwriters shall fail or refuse to purchase any Securities and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate principal amount of the Securities and arrangements satisfactory to any non-defaulting Underwriter and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Securities under this Agreement. In any such case either the Underwriters or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

9.           Termination. Until the Closing Date, this Agreement may be terminated by the Representatives on behalf of the Underwriters by giving notice as hereinafter provided to the Company if the Company will have refused at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder after being requested in writing to perform such agreement. Any termination of this Agreement pursuant to this Section 9 will be without liability on the part of the Company or any Underwriter, except as otherwise provided in Sections 4(k), 4(l), 5(d) and 7 hereof.

10.           Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 100 CenturyTel Drive, Monroe, Louisiana 71203, Attention: Stacey W. Goff, Senior Vice President, General Counsel and Secretary or (b) if to the Underwriters, to the Representatives at the offices of ________________________.  Any such notice shall be effective only upon receipt. Any notice under Section 7 or 8 may be made by facsimile transmission, email or telephone, but if so made shall be subsequently confirmed in writing.

The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

This Agreement has been and is made solely for the benefit of the several Underwriters and the Company and of the controlling persons, directors and officers referred to in Section 7, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” as used in this Agreement shall not include a purchaser, as such purchaser, of Securities from any of the several Underwriters.

THE RIGHTS AND DUTIES OF THE PARTIES TO THIS UNDERWRITING AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES THAT MIGHT CALL FOR THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN CASE ANY PROVISION IN THIS AGREEMENT SHALL BE INVALID, ILLEGAL OR UNENFORCEABLE, THE VALIDITY, LEGALITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED THEREBY.

Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

Very truly yours,
CENTURYTEL, INC.
By: /s/___________________________
Name:
Title:

Confirmed as of the date first
above mentioned:

[names]
Acting on behalf of themselves
and as the Representatives
of the other several Underwriters
named in Schedule I hereof.

By: [name]
By: /s/____________________________
Name:
Title:

SCHEDULE I

UNDERWRITERS

Name	Principal Amount of Series ________ Notes Notes To Be Purchased
_____________________________	------------------------------------------------------

_____________________________	$

_______________________________
Total ---------------------------------	$
===============================

SCHEDULE II

SUBSIDIARIES

[To come]

SCHEDULE III

TIME OF SALE INFORMATION

 [To come]

EXHIBIT A

CENTURYTEL, INC.

_____________________________

PRICE DETERMINATION AGREEMENT
-----------------------------

[date]

[name]
 As Representatives of
 the several Underwriters
[address]

Dear Ladies and Gentlemen:

Reference is made to the Underwriting Agreement, dated ___________ (the “Underwriting Agreement”), among CenturyTel, Inc., a Louisiana corporation (the “Company”), and the several Underwriters named in Schedule I thereto or hereto (the “Underwriters”), for whom [name] are acting as representatives (the  “Representatives”).  The Underwriting Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of an aggregate of $_____________ principal amount of the Company’s ___% Senior Notes, Series _____, due ____ (the “Series _____ Notes”) and $____________ principal amount of the Company’s _____% Senior Notes, Series _____, due _____ (the “Series _____ Notes” and, together with the Series _____ Notes, the “Securities”) to be issued pursuant to an Indenture dated as of March 31, 1994 between the Company and Regions Bank (successor to First American Bank & Trust of Louisiana and Regions Bank of Louisiana), as Trustee. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

For all purposes of the Underwriting Agreement, “Time of Sale” means ___ p.m. on the date of this Price Determination Agreement.

Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree with the Representatives that the purchase price for the Securities to be paid by each of the several Underwriters shall be ___% of the aggregate principal amount of the Series _____ Notes and _____% of the aggregate principal amount of the Series _____ Notes set forth opposite the name of such Underwriter in Schedule I attached hereto.

The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 3 of the Underwriting Agreement are accurate in all material respects as though expressly made at and as of the date hereof.

As contemplated by the Underwriting Agreement, attached as Schedule I is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting Agreement.

THIS AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

If the foregoing is in accordance with your understanding of the agreement among the Underwriters and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Underwriters and the Company in accordance with its terms and the terms of the Underwriting Agreement.

Very truly yours,

CENTURYTEL, INC.

By:
___________________________________
Name:
Title:

Confirmed as of the date
first above mentioned:

[name]
Acting on behalf of themselves
and as the Representatives
of the other several Underwriters
named in Schedule I hereof.

[name]

By: __________________________________
Name:
Title:

[name]

By: __________________________________
Name:
Title:

EXHIBITS B AND C INTENTIONALLY DELETED